First Quarter 2024 Results APRIL 30, 2024

© 2024 Lumen Technologies. All Rights Reserved. 1 Forward-Looking Statements Except for historical and factual information, the matters set forth in this presentation and other of our oral or written statements identified by words such as “estimates,” “expects,” “anticipates,” “believes,” “plans,” “intends,” “will,” and similar expressions are forward-looking statements as defined by the federal securities laws, and are subject to the “safe harbor” protections thereunder. These forward-looking statements are not guarantees of future results and are based on current expectations only, are inherently speculative, and are subject to a number of assumptions, risks and uncertainties, many of which are beyond our control. Actual events and results may differ materially from those anticipated, estimated, projected or implied by us in those statements if one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect. Factors that could affect actual results include but are not limited to: the effects of intense competition from a wide variety of competitive providers, including decreased demand for our more mature service offerings and increased pricing pressures; the effects of new, emerging or competing technologies, including those that could make our products less desirable or obsolete; our ability to successfully and timely attain our key operating imperatives, including simplifying and consolidating our network, simplifying and automating our service support systems, attaining our Quantum Fiber buildout schedule, replacing aging or obsolete plant and equipment, strengthening our relationships with customers and attaining projected cost savings; our ability to safeguard our network, and to avoid the adverse impact of cyber-attacks, security breaches, service outages, system failures, or similar events impacting our network or the availability and quality of our services; the effects of ongoing changes in the regulation of the communications industry, including the outcome of legislative, regulatory or judicial proceedings relating to content liability standards, intercarrier compensation, universal service, service standards, broadband deployment, data protection, privacy and net neutrality; our ability to generate cash flows sufficient to fund our financial commitments and objectives, including our capital expenditures, operating costs, debt obligations, taxes, pension contributions and other benefits payments; our ability to effectively retain and hire key personnel and to successfully negotiate collective bargaining agreements on reasonable terms without work stoppages; our ability to successfully adjust to changes in customer demand for our products and services, including increased demand for high-speed data transmission services and artificial intelligence services; our ability to successfully maintain the quality and profitability of our existing product and service offerings, to introduce profitable new offerings on a timely and cost-effective basis and to transition customers from our legacy products to our newer offerings; our ability to successfully and timely implement our corporate strategies, including our transformation, buildout and deleveraging strategies; our ability to successfully and timely realize the anticipated benefits from our 2022 and 2023 divestitures, and to successfully operate and transform our remaining business; changes in our operating plans, corporate strategies, or capital allocation plans, whether based upon changes in our cash flows, cash requirements, financial performance, financial position, market or regulatory conditions, or otherwise; the impact of any future material acquisitions or divestitures that we may transact; the negative impact of increases in the costs of our pension, healthcare, post-employment or other benefits, including those caused by changes in markets, interest rates, mortality rates, demographics or regulations; the potential negative impact of customer and shareholder complaints, government investigations, security breaches or service outages impacting us or our industry; adverse changes in our access to credit markets on acceptable terms, whether caused by changes in our financial position, lower credit ratings, unstable markets, debt covenant restrictions or otherwise; our ability to meet the terms and conditions of our debt obligations and covenants, including our ability to make transfers of cash in compliance therewith; our ability to attain the anticipated benefits of our March 22, 2024 debt transactions; our ability to maintain favorable relations with our security holders, key business partners, suppliers, vendors, landlords and lenders; our ability to timely obtain necessary hardware, software, equipment, services, governmental permits and other items on favorable terms; our ability to meet evolving environmental, social and governance ("ESG") expectations and benchmarks, and effectively communicate and implement our ESG strategies; the potential adverse effects arising out of allegations regarding the release of hazardous materials into the environment from network assets owned or operated by us or our predecessors, including any resulting governmental actions, removal costs, litigation, compliance costs or penalties; our ability to collect our receivables from, or continue to do business with, financially-troubled customers; our ability to continue to use or renew intellectual property used to conduct our operations; any adverse developments in legal or regulatory proceedings involving us; changes in tax, pension, healthcare or other laws or regulations, in governmental support programs, or in general government funding levels, including those arising from governmental programs promoting broadband development; our ability to use our net operating loss carryforwards in the amounts projected; the effects of changes in accounting policies, practices or assumptions, including changes that could potentially require additional future impairment charges; the effects of adverse weather, terrorism, epidemics, pandemics, rioting, vandalism, societal unrest, or other natural or man-made disasters or disturbances; the potential adverse effects if our internal controls over financial reporting have weaknesses or deficiencies, or otherwise fail to operate as intended; the effects of changes in interest rates or inflation; the effects of more general factors such as changes in exchange rates, in operating costs, in public policy, in the views of financial analysts, or in general market, labor, economic, public health or geopolitical conditions; and other risks referenced from time to time in our filings with the U.S. Securities and Exchange Commission. You are cautioned not to unduly rely upon our forward-looking statements, which speak only as of the date made. We undertake no obligation to publicly update or revise any forward-looking statements for any reason, whether as a result of new information, future events or developments, changed circumstances, or otherwise. Furthermore, any information about our intentions contained in any of our forward-looking statements reflects our intentions as of the date of such forward-looking statement, and is based upon, among other things, existing regulatory, technological, industry, competitive, economic and market conditions, and our assumptions, as of such date. We may change our intentions, strategies or plans (including our capital allocation plans) at any time and without notice, based upon any changes in such factors, in our assumptions or otherwise.

© 2024 Lumen Technologies. All Rights Reserved. 2 Non-GAAP Measures This presentation includes certain historical and forward-looking non-GAAP financial measures, including but not limited to adjusted EBITDA, adjusted EBITDA margin, and free cash flow, each excluding the effects of special items, and adjustments to GAAP and other non-GAAP measures to exclude the effect of special items. In addition to providing key metrics for management to evaluate the company’s performance, we believe these measurements assist investors in their understanding of period-to-period operating performance and in identifying historical and prospective trends. Reconciliations of non-GAAP financial measures to the most comparable GAAP measures are included in the financial schedules to the Company’s accompanying earnings release. Reconciliation of information and additional non-GAAP historical financial measures that may be discussed during the call, along with further descriptions of non-GAAP financial measures, will be available in the Investor Relations portion of the company’s website at http://ir.lumen.com. Non-GAAP measures are not presented to be replacements or alternatives to the GAAP measures, and investors are urged to consider these non-GAAP measures in addition to, and not in substitution for, measures prepared in accordance with GAAP. Lumen may present or calculate its non-GAAP measures differently from other companies.

KATE JOHNSON President & CEO

© 2024 Lumen Technologies. All Rights Reserved. 4 Completed TSA Transactions Addressing Over $15 Billion in Debt, Extending Over $10 Billion In Debt Maturities Through 2027 and Securing $2.3 Billion in New Liquidity Strengthening Our Balance Sheet(1) Pre-TSA Debt Maturity Profile $11.6 ($ in billions) Lumen and QwestLevel 3 Post-TSA Debt Maturity Profile (1) All debt maturity profiles are based on Lumen’s debt outstanding excluding revolving credit facility and finance leases as of Dec. 31, 2023. $1.4

© 2024 Lumen Technologies. All Rights Reserved. 5 Slide Title Disrupting Traditional Telecom & Powering the Digital Economy Executing Lumen's Transformation Innovating for Growth Cloudifying telecom and empowering Customers to Unleash the World’s Digital Potential Driving Commercial Excellence Securing the Base by Improving Sales Execution, Enhancing the Customer Experience & Reducing Churn Improving Financial Health Completed TSA Improves Capital Structure & Shapeshifting Lumen with AI, Automation, Digital skills

The Lumen Digital Platform

Differentiated Customer Experience (CX)

A simple, unified, digital CX giving enterprise customers network capabilities needed for today's applications

NaaS
Digital, Dynamic Experiences

ExaSwitch
Friction Free, High Capacity

Edge Fabric
Ubiquity & Proximity

Security
Private & Secure

Core Network & Services

Powered by Lumen's world class fiber network & associated services

Waves	IP	VPN	Ethernet	SD WAN

Fiber Infrastructure Dark Fiber	Space & Power Colocation

AIOps

Lumen built an AIOps engine that our customers use to manage reachable WAN, IT and OT endpoints

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© 2024 Lumen Technologies. All Rights Reserved.

LUMEN

© 2024 Lumen Technologies. All Rights Reserved. 7 1Q24 Mass Markets Highlights 129K Fiber-Enabled Locations Pacing to Annual Target 36K Fiber Net Adds Best Ever Reported +67 Net Promotor Score Up Sequentially & Y/Y

CHRIS STANSBURY EVP & CFO

1Q24 Year-Over-Year Total Reported Revenue Bridge ~34% of Decline Due to Divestitures, Net of Post-Closing Commercial Agreements and CDN Contracts Sold (1) The Company believes that these figures will allow analysts and investors to understand (i) the amounts associated with the divestitures and the impact that it had on the Company's revenue generating activities in the first quarter of 2024 and 2023 in relation to the Company’s past, but not current or future, financial performance and (ii) the impact that the post-closing agreements have had on the Company's activities in the first quarter of 2024 and 2023 and its current financial performance. (2) Calculated by combining the impacts from Divestitures & Post-Closing Commercial Agreements and CDN Contracts Sold and showing them as a percent of the total dollar change from 1Q23 Reported Revenue to 1Q24 Reported Revenue. ($ in millions) 1Q24 Y/Y% Change Business $2,591 (12.7%) Mass Markets $699 (9.2%) Total $3,290 (12.0%) $15 (1) ($139) ~34%(2) $3,738 9

© 2024 Lumen Technologies. All Rights Reserved. 10 ($ in millions) 1Q24 Y/Y% Change Q/Q% Change % Total Grow $759 3.3% 0.4% 43% Nurture $543 (13.3%) (6.4%) 31% Harvest $296 (11.9%) (6.3%) 17% Subtotal $1,598 (5.8%) (3.3%) 91% Other(3) $166 (1.8%) (30.8%) 9% N.A. Enterprise $1,764 (5.5%) (6.8%) 100% ($ in millions) 1Q24 Y/Y% Change Q/Q% Change Large Enterprise $858 (5.8%) (4.0%) Mid-Market Enterprise $486 (7.1%) (3.0%) Public Sector $420 (2.8%) (15.5%) N.A. Enterprise $1,764 (5.5%) (6.8%) Wholesale(1) $730 (11.3%) (2.7%) N.A. Total Business(1) $2,494 (7.3%) (5.6%) International & Other(1)(2) $97 (65.2%) (39.4%) Total Business(1)(2) $2,591 (12.7%) (7.5%) Total Mass Markets $699 (9.2%) (2.2%) Total Revenue(1)(2) $3,290 (12.0%) (6.5%) 1Q24 Total Reported Revenue (1) 4Q23 results were impacted by the sale of Lumen’s EMEA business on November 1, 2023. Please see Lumen’s accompanying Financia l Trending Schedule for impacts from post-closing commercial agreements and divestitures. (2) International & Other includes all Content Deliver Network “CDN” revenue. 4Q23 results were impacted by the sale of select CDN customer contracts announced October 10, 2023. (3) Other revenue includes Equipment and Managed & Professional Services. Maintained Growth in N.A. Enterprise Grow Products

© 2024 Lumen Technologies. All Rights Reserved. 11 1Q24 Mass Markets Revenue (1) Other Broadband revenue primarily includes revenue from lower speed copper-based broadband services marketed under the CenturyLink brand. Revenue ($ in millions) 1Q24 Y/Y% Change % Total Fiber Broadband $170 11.8% 24% Other Broadband(1) $315 (14.6%) 45% Voice & Other $214 (14.1%) 31% Total Mass Markets $699 (9.2%) 100% Fiber Broadband Revenue Growth Accelerated 29% 31% 32% 33% 35% 1Q23 2Q23 3Q23 4Q23 1Q24 Fiber Revenue Contribution to Total Broadband

1Q24 Mass Markets Broadband Metrics(1) 129K Fiber-Enabled Location Adds Q/Q >+60 Average NPS score on Quantum Fiber ~$61 Fiber Broadband ARPU (1) For more information on how we calculate enabled locations and subscribers, see our accompanying earnings release. Strongest Ever Reported Fiber Net Subscriber Additions Fiber 1Q24 Y/Y Change Q/Q Change Enabled Locations 3.8M 526K 129K Subscribers 952K 96K 36K Other 1Q24 Y/Y Change Q/Q Change Enabled Locations 18.0M (420K) (111K) Subscribers 1.8M (367K) (84K) 12

~22%(2) 1Q24 Year-Over-Year Adjusted EBITDA Bridge ~22% of Decline Due to Divestitures, Net of Post-Closing Commercial Agreements and CDN Contracts Sold $2 (1) ($43) (1) The Company believes that these figures will allow analysts and investors to understand (i) the amounts associated with the divestitures and the impact that it had on the Company's revenue generating activities in the first quarter of 2024 and 2023 in relation to the Company’s past, but not current or future, financial performance and (ii) the impact that the post-closing agreements have had on the Company's activities in the first quarter of 2024 and 2023 and its current financial performance. (2) Calculated by combining the impacts from Divestitures & Post-Closing Commercial Agreements and CDN Contracts Sold and showing them as a percent of the total dollar change from 1Q23 Adjusted EBITDA to 1Q24 Adjusted EBITDA. ($ in millions) 1Q24 Y/Y% Change Total Revenue $3,290 (12.0%) Adjusted EBITDA $977 (21.9%) Adj. EBITDA Margin 29.7% (380 bps) 13

Consolidated Cash Flow Summary 14 ($ in millions) 1Q24 Cash Flow from Operations(1) $1,102 Capital Expenditures $713 Free Cash Flow(1) $518 Net Cash Interest $281 Key Metrics (1) Includes an approximately $700 million tax refund received during the first quarter 2024

© 2024 Lumen Technologies. All Rights Reserved. 15 Slide Title Reiterated 2024 Financial Outlook (1) For definitions of non-GAAP metrics and reconciliations to GAAP figures, see Lumen’s Investor Relations website. (2) Outlook measures in this presentation and the accompanying schedules (i) exclude the effects of Special Items, goodwill impairments, future changes in our operating or capital allocation plans, unforeseen changes in regulation, laws or litigation, and other unforeseen events or circumstances impacting our financial performance and (ii) speak only as of April 30, 2024. See “Forward Looking Statements” at the beginning of this presentation. (3) Assumes no discretionary pension plan contributions during 2024. (4) Includes an approximately $700 million tax refund received during the first quarter 2024. Metric(1)(2) Outlook Adjusted EBITDA $4.1 to $4.3 billion Free Cash Flow(3)(4) $100 to $300 million Net Cash Interest $1.25 to $1.35 billion Capital Expenditures $2.7 to $2.9 billion Cash Income Taxes/(Refund)(4) ($200) to ($300) million